UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                       (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. REPORTS TO STOCKHOLDERS.
Annual Reports are included here.  Please note that the Crescent Mid Cap Macro Fund has not yet commenced operations and, therefore, does not have an annual report to include here.

Annual Report 2015
March 31, 2015

Crescent Large Cap Macro Fund

Institutional Class Shares
Advisor Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Crescent Large Cap Macro Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Crescent Large Cap Macro Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Crescent Large Cap Macro Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Crescent Large Cap Macro Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks:  investment advisor risk, investment strategy risk, growth securities risk, large-cap company risk, management style risk, market risk, new fund risk, risks related to investing in other investment companies, and sector risk.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about May 29, 2015.

For More Information on Your Crescent Large Cap Macro Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 800-773-3863.

P.O. Box 3181
Greenwood, SC 29648
877-369-5390
 www.thecrescentfunds.com
May 7, 2015
Dear Fellow Shareholders of the Crescent Large Cap Macro Fund:
Enclosed for your review is the Annual Report for the Crescent Large Cap Macro Fund (the "Fund") for the fiscal year ending March 31, 2015.  I hope this letter finds you well and enjoying a pleasant 2015 so far.  To quote Yogi Berra, "it's like déjà vu all over again" in 2015 as we exit a harsh winter similar to 2014 with a comparable slowdown in growth for the first quarter of this year.  In addition to this natural phenomena, we had an economic disruption of the man-made kind with the slowdown/shutdown of the west coast port in California.  This interrupted supply chains across the country and contributed to what will likely be revised to negative growth in 1Q15.  However, as the saying goes, it's very dangerous to drive looking in the rear view mirror and we believe growth will improve both here and abroad as we move through the remainder of 2015.  Focusing on the fund performance, while we are pleased with the absolute performance over the last year, our underexposure to more defensive areas of the market, namely Utilities, Telecom and Healthcare caused us to lag the benchmarks.  In addition, our Energy exposure, while not excessive vs. the benchmarks, nevertheless was a drag on overall performance as oil dropped.   We are encouraged by the recent rotation in the market toward more growth sensitive areas to which we are exposed.  As a reminder, our goal with the Fund is to participate in the upside of the market while providing downside protection during periods of market volatility.  We attempt to do this by identifying broad investment themes in the marketplace and allocating the portfolio among various economic sectors and industry groups that we believe will perform the best given prevailing macro-economic conditions both in the U.S. and globally, as well as our expectations as to future economic conditions.   We also tactically utilize cash to hedge downside risk during periods of market volatility.
Average Annual Total Returns
Period Ended March 31, 2015	One Year	Since Inception[1]	Net Expense Ratio[2]	Gross Expense Ratio[3]
Crescent Large Cap Macro Fund – Institutional Class Shares	7.69%	15.40%	1.25%	1.46%
Crescent Large Cap Macro Fund – Advisor Class Shares -With sales charge	7.68% 3.37%	15.36% 13.93%	1.50% 1.50%	1.71% 1.71%
S&P 500 Total Return Index[4]	12.73%	20.04%	N/A	N/A
Russell 1000 Growth Index[4]	14.30%	18.78%	N/A	N/A

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 800-773-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charges and if adjusted for sales charges, performance quoted would be reduced.  Performance results with sales charges reflect the deduction of the maximum front end sales charge of 4.00% and apply to the Advisor Class Shares only.

1The Fund's Inception date is December 15, 2011.
2The net expense ratio reflects a contractual expense limitation that continues through July 31, 2015.   Thereafter, the expense limitation may be changed or terminated at any time.   Performance would have been lower without this expense limitation.
3Gross expense ratio is from the Fund's prospectus dated July 29, 2014.
4You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

Quarterly Review and Outlook
So 2015 marks the 30th anniversary of the classic movie Back to the Future.  Ok, classic may be a bit strong for some of you; nevertheless it is a great description of where we find ourselves in the financial markets as we exit the first quarter of 2015.  If we could travel back in time like the main character, Marty McFly, this time last year would look eerily similar to today.  There is the usual "handwringing" among investors about the slowdown in the economic data during the first quarter.  Then we have what has become the annual ritual of "Fed watching" – trying to determine when and if they will raise rates this year.  Finally, we find lots of economists again talking like meteorologists about the weather…and its impact on economic growth.  Remember what Marty said in the movie – "Since when can weathermen predict the weather, let alone the future?"  Substitute economists for weathermen and you will have our view on the current state of affairs. Like the caption at the end of the first movie – To Be Continued…. Now on to the equity markets.
Focusing on the first quarter ended March 31, 2015, the S&P 500 and Russell 1000 Growth indices ended up +0.95% and +3.84%, respectively, including dividends.  Small-caps played catch up to start 2015 after a lackluster 2014, rising a solid +4.32%, as measured by the Russell 2000 Index.  Overseas equities started the year out strong as well, ending up +5.04% for the quarter (as measured by the EAFE Index).  Developed international markets were led by strong performance in Europe and Japan.  Emerging markets were more mixed but still ended up for the quarter, rising +2.22% (using the MSCI Emerging Market Index).
From a sector perspective, we saw some rotation from 2014 performance. For example, Utilities, the best performing sector in 2014, was the worst performer in the 1st quarter of 2015, down -5.2%.  On the flip side, Healthcare remained solid, rising +6.5%, followed closely by Consumer Discretionary +4.8% as the benefit from lower energy prices persists for this sector. Telecom, Materials, Consumer Staples and Technology were all positive for the quarter, up between +0.6% to +1.5%.  Industrials were slightly negative    -0.9%, hurt by slower economic growth and a stronger U.S. dollar.  Financials struggled due to lower rates, with the sector falling       -2.1%.  Finally, Energy continued to lag the overall market, dropping -2.9% for the quarter as lower oil prices remained a drag on this area of the market.
As we look out at the remainder of 2015, we believe it will play out similar to 2014 – that is, growth will reaccelerate as we enter springtime.  If that is case, we should see more cyclical areas of the market start to pick up, including Industrials and Financials.  Consumer Discretionary should also continue to do well as the job market remains relatively healthy and energy prices are still down significantly from a year ago.  We'll see if our forecasting ability is better than the weatherman.  Now if I could only go back to 1976 and tell my dad to go easy on his son when he accidentally sets fire to the lawn.
We appreciate your support of the Crescent Funds and I invite any current or prospective shareholders to call or email me directly to discuss the Crescent Large Cap Macro Fund and our investment approach.
Sincerely,

Walter B. Todd, III
Greenwood Capital Associates, LLC
 Advisor to the Crescent Funds
The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Crescent Large Cap Macro Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from December 15, 2011 (Date of Initial Public Investment) to March 31, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index and the Russell 1000 Growth Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2015	Year	Inception	Date	Ratio*
Institutional Class Shares	7.69%	15.40%	12/15/11	1.46%
Russell 1000 Growth Index	14.30%	18.78%	N/A	N/A
S&P 500 Total Return Index	12.73%	20.04%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Large Cap Macro Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from December 27, 2011 (Date of Initial Public Investment) to March 31, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment ($9,600 after maximum sales load of 4.00%) and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index and the Russell 1000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2015	Year	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	7.68%	15.36%	12/27/11	1.71%
Advisor Class Shares - 4.00% Maximum Sales Load	3.37%	13.93%	12/27/11	1.71%
Russell 1000 Growth Index	14.30%	17.70%	N/A	N/A
S&P 500 Total Return Index	12.73%	18.77%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Large Cap Macro Fund

Schedule of Investments

As of March 31, 2015
	Shares	Value (Note 1)

COMMON STOCKS - 97.03%

Consumer Discretionary - 18.78%
CBS Corp.	5,950	$360,748
Comcast Corp.	3,085	174,210
Delphi Automotive PLC	3,400	271,116
* Hilton Worldwide Holdings, Inc.	9,390	278,132
* Liberty Global PLC - Class A	3,760	193,527
Lowe's Cos., Inc.	4,900	364,511
NIKE, Inc. - Class B	3,500	351,155
Starbucks Corp.	3,010	285,047
Time Warner, Inc.	3,220	271,897
The Home Depot, Inc.	2,400	272,664
The Walt Disney Co.	4,275	448,405
		3,271,412
Consumer Staples - 8.54%
Costco Wholesale Corp.	1,210	183,309
PepsiCo, Inc.	3,600	344,232
The Coca-Cola Co.	7,000	283,850
Walgreens Boots Alliance, Inc.	4,000	338,720
Wal-Mart Stores, Inc.	4,115	338,459
		1,488,570
Energy - 5.45%
EOG Resources, Inc.	3,900	357,591
Noble Energy, Inc.	8,020	392,178
Phillips 66	2,545	200,037
		949,806
Financials - 12.89%
American Express Co.	2,300	179,676
Bank of America Corp.	15,285	235,236
BlackRock, Inc.	900	329,256
JPMorgan Chase & Co.	4,495	272,307
MasterCard, Inc.	3,060	264,353
Morgan Stanley	6,450	230,200
SunTrust Banks, Inc.	9,280	381,315
Wells Fargo & Co.	6,500	353,600
		2,245,943
Health Care - 14.29%
AbbVie, Inc.	3,000	175,620
AmerisourceBergen Corp.	1,775	201,764
Bristol-Myers Squibb Co.	2,600	167,700
* Celgene Corp.	2,700	311,256
Eli Lilly & Co.	2,485	180,535

		(Continued)

Crescent Large Cap Macro Fund

Schedule of Investments - Continued

As of March 31, 2015
		Shares	Value (Note 1)

COMMON STOCKS - Continued

Health Care - Continued
*	Gilead Sciences, Inc.	1,750	$171,728
	Johnson & Johnson	5,350	538,210
	Medtronic PLC	2,300	179,377
	Pfizer, Inc.	10,985	382,168
*	Vertex Pharmaceuticals, Inc.	1,545	182,264
			2,490,622
Industrials - 12.11%
	Delta Air Lines, Inc.	5,900	265,264
	Emerson Electric Co.	5,300	300,086
	General Electric Co.	10,500	260,505
	Honeywell International, Inc.	3,400	354,654
	The Boeing Co.	1,800	270,144
	Union Pacific Corp.	3,050	330,346
	United Parcel Service, Inc. - Class B	3,400	329,596
			2,110,595
Information Technology - 21.62%
	Apple, Inc.	5,650	703,030
	ARM Holdings PLC	4,930	243,049
	Automatic Data Processing, Inc.	3,380	289,463
	Broadcom Corp	3,900	168,851
	Cisco Systems, Inc.	6,025	165,838
*	eBay, Inc.	4,175	240,814
*	Google, Inc. - Class A	1,015	563,020
	Intel Corp.	5,900	184,493
	Microsoft Corp.	9,900	402,484
	QUALCOMM, Inc.	2,515	174,390
	TE Connectivity Ltd.	3,850	275,737
	Texas Instruments, Inc.	6,225	355,977
			3,767,146
Materials - 3.35%
	EI du Pont de Nemours & Co.	2,595	185,465
	International Paper Co.	3,640	201,984
	Monsanto Co.	1,745	196,382
			583,831

	Total Common Stocks (Cost $13,296,389)		16,907,925

			(Continued)

Crescent Large Cap Macro Fund

Schedule of Investments - Continued

As of March 31, 2015
		Shares	Value (Note 1)

SHORT-TERM INVESTMENT - 2.95%
§	Federated Prime Obligations Fund, 0.02%	513,771	$513,771

Total Short-Term Investment (Cost $513,771)			513,771

Total Value of Investments (Cost $13,810,160) - 99.98%			$17,421,696

Other Assets Less Liabilities - 0.02%			3,874

Net Assets - 100.00%			$17,425,570

* Non-income producing investment
§ Represents 7 day effective yield

The following acronym is used in this portfolio:
PLC - Public Limited Company

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	18.78%	$3,271,412
Consumer Staples	8.54%	1,488,570
Energy	5.45%	949,806
Financials	12.89%	2,245,943
Health Care	14.29%	2,490,622
Industrials	12.11%	2,110,595
Information Technology	21.62%	3,767,146
Materials	3.35%	583,831
Short-Term Investment	2.95%	513,771
Other Assets Less Liabilities	0.02%	3,874
Total	100.00%	$17,425,570

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Statement of Assets and Liabilities

As of March 31, 2015

Assets:
Investments, at value (cost $13,810,160)	$17,421,696
Receivables:
Fund shares sold	1,351
Dividends and interest	14,615
Prepaid expenses
Fund accounting fees	2,717
Registration and filing fees	2,460
Administration fees	1,684
Compliance fees	500
Advisory fees	470

Total assets	17,445,493

Liabilities:
Fund shares repurchased	954
Accrued expenses
Professional fees	13,750
Custody fees	2,863
Insurance fees	1,200
Shareholder fulfillment expenses	700
Distribution and service fees - Advisor Class Shares	356
Security pricing fees	100

Total liabilities	19,923

Net Assets	$17,425,570

Net Assets Consist of:
Paid in Interest	$12,812,433
Undistributed net investment income	-
Accumulated net realized gain on investments	1,001,601
Net unrealized appreciation on investments	3,611,536

Net Assets	$17,425,570

Institutional Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	1,124,150
Net Assets	$15,768,874
Net Asset Value, Offering Price and Redemption Price Per Share (a)	$14.03

Advisor Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	118,447
Net Assets	$1,656,696
Net Asset Value and Redemption Price Per Share (a)	$13.99
Offering Price Per Share ($13.99 ÷ 96.00%)	$14.57
(a)	The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Statement of Operations

For the Year ended March 31, 2015

Investment Income:
Dividends	$340,180
Interest	78

Total Investment Income	340,258

Expenses:
Advisory fees (note 2)	113,857
Fund accounting fees	34,898
Transfer agent fees (note 2)	27,000
Administration fees (note 2)	24,039
Professional fees	23,552
Distribution and service fees - Advisor Class Shares (note 3)	8,872
Shareholder fulfillment expenses	8,622
Compliance fees (note 2)	7,891
Custody fees	7,773
Trustee fees and meeting expenses	7,683
Security pricing fees	5,042
Registration and filing administration fees	4,121
Insurance fees	3,178
Registration & filing expenses	1,762

Total Expenses	278,290

Advisory fees waived (note 2)	(32,227)

Net Expenses	246,063

Net Investment Income	94,195

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	1,328,232
Net change in unrealized appreciation on investments	40,338

Net Realized and Unrealized Gain on Investments	1,368,570

Net Increase in Net Assets Resulting from Operations	$1,462,765

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Statements of Changes in Net Assets

For the Year ended March 31,			2015	2014

Operations:
Net investment income			$94,195	$82,150
Net realized gain from investment transactions			1,328,232	1,671,860
Net change in unrealized appreciation on investments			40,338	1,575,020
Net Increase in Net Assets Resulting from Operations			1,462,765	3,329,030
Distributions to Shareholders From:
Net investment income
Institutional Class Shares			(60,909)	(76,759)
Advisor Class Shares			(12,937)	(10,386)
Net realized gain from investment transactions
Institutional Class Shares			(1,252,209)	(514,859)
Advisor Class Shares			(296,278)	(114,036)
Decrease in Net Assets Resulting from Distributions			(1,622,333)	(716,040)
Beneficial Interest Transactions:
Shares sold			2,580,549	2,163,827
Reinvested dividends and distributions			1,451,596	634,475
Shares repurchased			(4,780,020)	(3,633,961)
Decrease in Beneficial Interest Transactions			(747,875)	(835,659)

Net Increase (Decrease) in Net Assets			(907,443)	1,777,331
Net Assets:
Beginning of Year			18,333,013	16,555,682
End of Year			$17,425,570	$18,333,013
Undistributed Net Investment Income			$102,500	$82,151

	Year Ended		Year Ended
Share Information:	March 31, 2015		March 31, 2014
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	125,547	$1,835,744	138,806	$1,842,181
Reinvested dividends and distributions	84,722	1,142,380	37,539	510,054
Shares repurchased	(130,618)	(1,882,170)	(235,446)	(3,120,246)
Net Increase (Decrease) in Capital Shares	79,651	$1,095,954	(59,101)	$(768,011)
Outstanding, Beginning of Year	1,044,499	11,184,880	1,103,600	11,952,891
Outstanding, End of Year	1,124,150	$12,280,834	1,044,499	$11,184,880

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	52,416	$744,805	24,696	$321,646
Reinvested dividends and distributions	22,988	309,216	9,204	124,421
Shares repurchased	(202,259)	(2,897,850)	(38,673)	(513,715)
Net Decrease in Capital Shares	(126,855)	$(1,843,829)	(4,773)	$(67,648)
Outstanding, Beginning of Year	245,302	2,375,428	250,075	2,443,076
Outstanding, End of Year	118,447	$531,599	245,302	$2,375,428

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Financial Highlights

For a share outstanding during each of the	Institutional Class Shares
fiscal years or periods ended March 31,	2015	2014	2013	2012 (f)

Net Asset Value, Beginning of Period	$14.22	$12.23	$11.35	$10.00

Income from Investment Operations
Net investment income	0.08	0.07	0.06	0.01
Net realized and unrealized gain on investments	0.96	2.47	0.88	1.34

Total from Investment Operations	1.04	2.54	0.94	1.35

Less Distributions:
From net investment income	(0.05)	(0.07)	(0.01)	-
From net realized gains from investment transactions	(1.18)	(0.48)	(0.05)	-

Total Distributions	(1.23)	(0.55)	(0.06)	-

Net Asset Value, End of Period	$14.03	$14.22	$12.23	$11.35

Total Return (c)(d)	7.69%	21.02%	8.35%	13.50%	(b)

Net Assets, End of Period (in thousands)	$15,769	$14,854	$13,503	$6,006

Average Net Assets for the Period (in thousands)	$15,427	$14,217	$12,295	$3,620

Ratios of:
Gross Expenses to Average Net Assets (e)	1.42%	1.45%	1.57%	3.39%	(a)
Net Expenses to Average Net Assets (e)	1.25%	1.25%	1.25%	1.22%	(a)
Net Investment Income to Average Net Assets	0.54%	0.52%	0.67%	0.39%	(a)

Portfolio turnover rate	60.99%	71.58%	88.87%	25.95%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 15, 2011 (Date of Initial Public Investment)
to March 31, 2012.

See Notes to Financial Statements				(Continued)

Crescent Large Cap Macro Fund

Financial Highlights

For a share outstanding during each of the	Advisor Class Shares
fiscal years or periods ended March 31,	2015	2014	2013		2012 (f)

Net Asset Value, Beginning of Period	$14.18	$12.21	$11.34		$10.00

Income from Investment Operations
Net investment income	0.04	0.04	0.06		-
Net realized and unrealized gain on investments	1.00	2.45	0.86		1.34

Total from Investment Operations	1.04	2.49	0.92		1.34

Less Distributions:
From net investment income	(0.05)	(0.04)	0.00	(g)	-
From net realized gains from investment transactions	(1.18)	(0.48)	(0.05)		-

Total Distributions	(1.23)	(0.52)	(0.05)		-

Net Asset Value, End of Period	$13.99	$14.18	$12.21		$11.34

Total Return (c)(d)	7.68%	20.65%	8.17%		13.40%	(b)

Net Assets, End of Period (in thousands)	$1,657	$3,479	$3,053		$4,331

Average Net Assets for the Period (in thousands)	$3,549	$3,295	$3,734		$4,074

Ratios of:
Gross Expenses to Average Net Assets (e)	1.67%	1.70%	1.84%		3.57%	(a)
Net Expenses to Average Net Assets (e)	1.50%	1.50%	1.50%		1.49%	(a)
Net Investment Income to Average Net Assets	0.31%	0.27%	0.43%		0.06%	(a)

Portfolio turnover rate	60.99%	71.58%	88.87%		25.95%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 27, 2011 (Date of Initial Public Investment)
to March 31, 2012.
(g) Actual amount is less than $0.01 per share.

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Crescent Large Cap Macro Fund (the "Fund") is a series of the Starboard Investment Trust (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on December 15, 2011. The investment objective of the Fund is capital appreciation.  The Fund seeks to achieve its investment objective by investing at least 80% of net assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as "large-cap" companies.  Shareholders will be provided with at least 60 days' prior notice of any change in this policy.
The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees. The Advisor Class Shares are subject to an initial sales charge of 4.00% of the offering price, as well as distribution plan fees, which is further discussed in Note 3. Both share classes are subject to redemption fees within 60 days of the issuance of such shares of 1.00%. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2015 for the Fund's assets measured at fair value:

Crescent Large Cap Macro Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$16,907,925	$16,907,925	$-	$-
Short-Term Investment	513,771	513,771	-
Total Assets	$17,421,696	$17,421,696	$-	$-

*Refer to Schedule of Investments for breakdown by Industry.
(a) The fund had no transfers into or out of Level 1, 2, or 3 during the year ended March 31, 2015.  The Fund recognizes transfers into and out of the fund at the end of each period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any), quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

2.	Transactions with Related Parties and Service Providers

Advisor
The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2015.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.60% of the Fund's average daily net assets.  For the year ended March 31, 2015, $113,857 in advisory fees were incurred by the Fund, of which $32,227 were waived by the Advisor.

Administrator
The Fund pays a monthly fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided in the following table.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees (annual)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $100 million	0.020%	$2,750	0.01%	$150 per state
Next $150 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $500 million	0.050%	*Minimum monthly fees of $2,000 and $416 for Administration and Custody, respectively.
Over $1 billion	0.040%

The fund incurred $24,039 of administration fees for the fiscal year ended March 31, 2015.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Advisor Class Shares may incur certain expenses, which may not exceed 0.25% per annum of the Advisor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Advisor Class or support servicing of shareholder accounts.  For the year ended March 31, 2015, $8,872 in fees were incurred and paid by the Fund.

4.	Purchases and Sales of Investment Securities

For the year ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Year Ended	Purchases of Securities	Proceeds from Sales of Securities
March 31, 2015	$11,258,449	$13,971,170

There were no long-term purchases or sales of U.S Government Obligations during the year ended March 31, 2015.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

The Fund has reviewed all taxable years / periods that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of March 31, 2015, open taxable years consisted of the taxable year / period ended March 31, 2012, March 31, 2013, and March 31, 2014. No examination of the Fund's tax returns is currently in progress.

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$ 292,196	$ 492,411
Long-term capital gain	1,330,137	223,629

For the fiscal year ended March 31, 2015, the following reclassifications were made due to the timing of distributions being made:

Undistributed Net Investment Income	$ (102,500)
Accumulated Net Realized Gain on Investments	102,500

At March 31, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

Cost of Investments	$ 13,811,781
Unrealized Appreciation	$3,678,298
Unrealized Depreciation	(68,383)
Net Unrealized Appreciation	3,609,915
Accumulated Realized Gains and Other	1,003,222

Distributable Earnings	$ 4,613,137

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale losses.  For tax purposes, the current year post-October loss was 197,641.  This loss will be recognized for tax purposes on the first business day of the Fund's next fiscal year, April 1, 2015.

6.  Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  Subsequent Events

GAAP requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders of Crescent Large Cap Macro Fund
and the Board of Trustees of Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of the Crescent Large Cap Macro Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods ended March 31, 2012 have been audited by other auditors, whose report dated May 25, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Crescent Large Cap Macro Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                      BBD, LLP
                                                                                Philadelphia, Pennsylvania
                                                                                May 29, 2015

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions paid to shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended March 31, 2015.

During the fiscal year, the Fund paid a long-term capital gain distribution of $1,330,137.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and load, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,063.50	$6.55
	$1,000.00	$1,018.70	$6.39
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Advisor Class Shares	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,061.30	$7.77
	$1,000.00	$1,017.45	$7.54
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund's Board of Trustees on April 24, 2014, the Trustees approved the continuation of the Investment Advisory Agreement through last day of July 2015.  In considering whether to approve the Investment Advisory Agreement for another term, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor's finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the quality of the Advisor's investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities), its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations, coordination of services for the Fund among the Fund's service providers, and efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor employs an investment selection process that incorporates top-down macroeconomic analysis to identify potential investment opportunities and determine the appropriate positioning of the portfolio and fundamental analysis to select individual securities for investment.  The Trustees further noted that the Fund's principal executive officer is the President of the Advisor and will serve the Fund without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor's Form ADV and descriptions of the Advisor's business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

In considering the investment performance of the Advisor, the Trustees discussed the Advisor's experience managing investments and reviewed the performance of the Fund.  The Trustees compared the performance of the Fund with the performance of its benchmark indexes, comparable funds with similar investments objectives managed by other investment advisors, and applicable peer group data (e.g. Bloomberg peer group average).  The Trustees noted that the Fund's returns for the year-to-date and one-year periods ended March 31, 2014 were 1.91% and 20.92%, respectively, which outperformed some of the comparable funds and lagged others, and outperformed the peer group average for the year-to-date period but lagged the peer group average for the one-year period. The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective, policies, and limitations.  After reviewing the investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 0.60%.  The Trustees then reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset levels of the Fund; the Advisor's payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Trustees discussed the Fund's Expense Limitation Agreement, including the nature and scope of the cost allocation for such fees.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from the Fund's trades that may benefit the Advisor's others clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the management fee and net expense ratio were higher than some of the comparable funds and lower than others.  The Trustees also determined that the Fund's management fee was lower than the peer group average while its net expense ratio was higher than the peer group average.  The Trustees noted that the Fund was much smaller in size than its peer group average.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity for economies of scale.  The Trustees then reviewed the Fund's fee arrangements for breakpoints and other provisions that would allow shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels, and, therefore, did not reflect economies of scale. The Trustees noted that the Fund was relatively small in size and economies of scale were unlikely to be achievable in the near future.  It was pointed out that breakpoints in the advisory fees could be reconsidered in the future.  The Trustees noted that the Fund will benefit from economies of scale under its agreement with the Administrator since it utilized breakpoints.  The Trustees also noted that the Advisor had entered into an Expense Limitation Agreement with the Fund and that the Fund's shareholders would benefit from the agreement until the Fund's assets grew to levels where the Fund expenses fell below the caps set by the agreement.  The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.  Following further discussion of the Fund's projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.05 per share.  After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended March 31, 2015 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
J. Philip Bell Age: 61 P.O. Box 3181 Greenwood, SC 29648	President (Crescent Funds)	Since 10/11	President and Chief Compliance Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 1985.	n/a	n/a
Walter B. Todd III Age: 43 P.O. Box 3181 Greenwood, SC 29648	Treasurer (Crescent Funds)	Since 7/13	Chief Investment Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 2002.	n/a	n/a
Katherine M. Honey Age: 41	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer (Matisse Discounted Closed-End Fund Strategy) and Assistant Treasurer of the Trust	Since 1/14	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Crescent Large Cap Macro Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Greenwood Capital Associates, LLC
116 South Franklin Street	Greenwood Building, 5th Floor
Post Office Drawer 4365	Post Office Box 3181
Rocky Mount, North Carolina 27803	Greenwood, South Carolina 29648

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Annual Report 2015
March 31, 2015

Crescent Strategic Income Fund

Institutional Class Shares
Advisor Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Crescent Strategic Income Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Crescent Strategic Income Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Crescent Strategic Income Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Crescent Strategic Income Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Government debt markets may be illiquid or disrupted, inflation risk, interest rate and credit risk, investment advisor risk, investment-grade securities risk, lower-rated securities or "junk bonds" risk, maturity risk, risks of investing in municipal securities, market risk, new fund risk, risks of investing in corporate debt securities, sector risk, preferred stock risk, convertible securities risk, warrants risk, and risks related to investing in other investment companies.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about May 29, 2015.

For More Information on Your Crescent Strategic Income Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 800-773-3863.

P.O. Box 3181
Greenwood, SC 29648
877-369-5390
 www.thecrescentfunds.com
May 7, 2015
Dear Fellow Shareholders of the Crescent Strategic Income Fund:
Enclosed for your review is the Annual Report for the Crescent Strategic Income Fund (the "Fund") for the fiscal year ended March 31, 2015.  I hope this letter finds you well and enjoying a pleasant 2015 so far.  Looking back over the fiscal year ended March 31, 2015, fixed income markets responded to many well-publicized geopolitical events.  The US Treasury markets were generally lower in yield as it once again proved to be the safe haven for global assets.  The 30-Year Treasury bond posted a total return of over 25%.  While economic data improved in the US, global growth disappointed.  The US Treasury yield curve flattened as yields on maturities of less than 2 years rose slightly while yields of maturities longer than 3 years fell.  The yield difference between the 10-Year Treasury and 2-Year Treasury declined from 230 basis points to 137 basis points.  The Fund's underweight to duration negatively impacted performance.  While we made the correct call of an improving US economy, bonds reacted to the weaker global environment.  The European Central Bank embarked on a quantitative easing program to spur growth in the Eurozone and its effects are showing.  More dramatic were the movements in European bond yields in anticipation of this.  For example, the Spanish 10-Year Government bond moved from 3.2% to 1.2% over the fiscal year.
In general, corporate bonds outperformed government bonds for the period.  The Fund's overweight to the credit sector was a positive.  Similar to their equity counterparts, corporate bonds in the utility sector significantly outperformed industrial and financial bonds.  Bonds of energy companies were most negatively impacted as oil prices tumbled.  The performance for the period ended March 31, 2015, is shown below.  As a reminder, our process revolves around an active strategy of duration management, sector rotation, and credit selection.  We also use a small percentage of fixed income related strategies for tactical opportunities.  The objective of the Fund is total return consistent with preservation of capital.
Average Annual Total Returns - Period Ended March 31, 2015	One Year	Since Inception[1]	Net Expense Ratio[2]	Gross Expense Ratio[3]
Crescent Strategic Income Fund – Institutional Class Shares	3.20%	1.97%	0.90%	1.60%
Crescent Strategic Income Fund – Advisor Class Shares -With sales load	3.06% -1.06%	1.69% 0.43%	1.15% 1.15%	1.85% 1.85%
Barclays Intermediate Government/Credit Index [4]	3.58%	2.36%	N/A	N/A

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (800) 773-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charges and if adjusted for sales charges, performance quoted would be reduced. Performance results with sales charges reflect the deduction of the maximum front end sales charge of 4.00% and apply to the Advisor Class Shares only.
[1]The Fund's Inception date is December 15, 2011.
[2]The net expense ratio reflects a contractual expense limitation that continues through July 31, 2015.   Thereafter, the expense limitation may be changed or terminated at any time.   Performance would have been lower without this expense limitation.
[3]Gross expense ratio is from the Fund's prospectus dated July 29, 2014.
[4]You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

Review and Outlook
Once again, the extremely cold winter weather caused major disruptions in the flow of economic activity in the first quarter.  There was also a slowdown/shutdown of the West Coast port that altered the flow of goods.  Finally, the drop in oil prices reduced capital expenditures in the states that derive revenue from the energy sector.  Most manufacturing surveys were weaker as a result.  We are encouraged by the employment data and consumer sentiment.  Weekly initial jobless claims are at 15 year lows, hourly earnings are creeping higher, and the low number of job seekers to job openings caused Wal-Mart and others to raise hourly wages.  Measures of consumer confidence are near the levels prior to the recession – buoyed by lower gasoline prices and good equity returns.  Of course, the usual suspects exist that could postpone the recognition of the recovery by the markets.  Greece has new leadership, but debt challenges remain.  The Middle East will continue to make headlines.
Looking forward and similar to last year, we expect the US economy to recover from the weak growth of the first quarter.  The difference this year is the improvement in global growth.  We expect the stimulus efforts to continue to work in Europe.  We expect the data will give the Federal Reserve the confidence to move away from its zero rate policy.  Inflation expectations are creeping higher.  This environment portends higher Treasury rates.  We remain optimistic on corporate bonds, but are mindful of the low spread levels.  We will be watchful for changes in sentiment as geopolitical events and the removal of Federal Reserve accommodation are certain to cause some volatility.
We appreciate your support of the Crescent Funds and I invite any current or prospective shareholders to call or email me directly to discuss the Crescent Strategic Income Fund and our investment approach.
Sincerely,

John D. Wiseman
Greenwood Capital Associates, LLC
 Advisor to the Crescent Funds
 The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Crescent Strategic Income Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from December 15, 2011 (Date of Initial Public Investment) to March 31, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the Barclays Capital U.S. Intermediate Gov't/Credit Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2015	Year	Inception	Date	Ratio*
Institutional Class Shares	3.20%	1.97%	12/15/11	1.60%
Barclays Capital U.S. Intermediate Gov't/Credit Index	3.58%	2.36%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Strategic Income Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from December 27, 2011 (Date of Initial Public Investment) to March 31, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment ($9,600 after maximum sales load of 4.00%) and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the Barclays Capital U.S. Intermediate Gov't/Credit Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2015	Year	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	3.06%	1.69%	12/27/11	1.85%
Advisor Class Shares - 4.00% Maximum Sales Load	-1.06%	0.43%	12/27/11	1.85%
Barclays Capital U.S. Intermediate Gov't/Credit Index	3.58%	2.46%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Strategic Income Fund

Schedule of Investments

As of March 31, 2015
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

CORPORATE BONDS - 88.93%
Albemarle Corp.	$250,000	4.500%	12/15/2020	$267,237
American Express Credit Corp.	400,000	2.125%	7/27/2018	407,792
AT&T, Inc.	300,000	5.800%	2/15/2019	339,949
AT&T, Inc.	300,000	3.875%	8/15/2021	317,817
* Bayer Corp.	300,000	7.125%	10/1/2015	309,255
Branch Banking & Trust Co.	300,000	2.850%	4/1/2021	310,216
Commonwealth Edison Co.	75,000	4.000%	8/1/2020	81,970
ConocoPhillips	25,000	5.200%	5/15/2018	27,771
Corning, Inc.	200,000	6.625%	5/15/2019	236,188
CR Bard, Inc.	300,000	2.875%	1/15/2016	305,484
Diageo Capital PLC	180,000	4.850%	5/15/2018	197,020
DIRECTV Holdings LLC	300,000	3.125%	2/15/2016	305,692
Duke Energy Carolinas LLC	50,000	5.300%	10/1/2015	51,183
Duke Energy Indiana, Inc.	125,000	6.050%	6/15/2016	132,801
EI du Pont de Nemours & Co.	125,000	5.750%	3/15/2019	143,071
EMC Corp.	200,000	2.650%	6/1/2020	205,385
General Electric Capital Corp.	400,000	5.625%	5/1/2018	449,136
Hospira, Inc.	175,000	5.800%	8/12/2023	210,744
John Deere Capital Corp.	200,000	5.750%	9/10/2018	228,339
JPMorgan Chase & Co.	200,000	4.400%	7/22/2020	219,647
Kentucky Utilities Co.	250,000	3.250%	11/1/2020	263,068
* MassMutual Global Funding II	250,000	2.300%	9/28/2015	252,354
Matson Navigation Co., Inc.	104,000	5.273%	7/29/2029	120,449
McKesson Corp.	75,000	5.700%	3/1/2017	81,289
Morgan Stanley	125,000	7.300%	5/13/2019	149,539
National City Bank of Indiana	300,000	4.250%	7/1/2018	322,574
* New York Life Global Funding	200,000	1.650%	5/15/2017	202,799
Nordstrom, Inc.	250,000	4.750%	5/1/2020	281,804
Northern States Power Co.	250,000	5.250%	10/1/2018	280,102
PepsiCo, Inc.	350,000	3.125%	11/1/2020	371,498
PNC Bank	100,000	2.200%	1/28/2019	101,284
Prudential Financial, Inc.	300,000	5.500%	3/15/2016	313,395
Public Service Co. of Colorado	300,000	3.200%	11/15/2020	319,244
SCANA Corp.	300,000	4.750%	5/15/2021	327,005
Snap-on, Inc.	250,000	4.250%	1/15/2018	268,002
The Bank of New York Mellon Corp.	125,000	5.450%	5/15/2019	142,381
The Goldman Sachs Group, Inc.	200,000	6.150%	4/1/2018	224,848
The Hillshire Brands Co.	365,000	4.100%	9/15/2020	384,621
The Huntington National Bank	350,000	2.200%	4/1/2019	352,004
Thermo Fisher Scientific, Inc.	200,000	2.250%	8/15/2016	203,429
The Southern Co.	300,000	2.375%	9/15/2015	302,380
The Travelers Cos., Inc.	250,000	5.900%	6/2/2019	290,926
Tyco Electronics Group	195,000	3.450%	8/1/2024	201,777

				(Continued)

Crescent Strategic Income Fund

Schedule of Investments - Continued

As of March 31, 2015
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

CORPORATE BONDS - Continued
Wal-Mart Stores, Inc.	$275,000	3.625%	7/8/2020	$299,308
Wells Fargo & Co.	200,000	5.625%	12/11/2017	222,212
Western Massachusetts Electric Co.	250,000	5.100%	3/1/2020	277,316
Yum! Brands, Inc.	200,000	4.250%	9/15/2015	203,002
Zimmer Holdings, Inc.	125,000	4.625%	11/30/2019	137,658

Total Corporate Bonds (Cost $11,470,747)				11,642,965

FEDERAL AGENCY OBLIGATIONS - 2.51%
Freddie Mac REMICS, Series 3971	32,031	3.000%	12/15/2026	33,254
Fannie Mae REMICS, Series 142	23,818	3.500%	8/25/2029	24,887
Government National Mortgage Association,
Series 115	250,000	4.000%	9/20/2038	270,351

Total Federal Agency Obligations (Cost $334,283)				328,492

UNITED STATES TREASURY NOTE - 0.76%
United States Treasury Note	100,000	1.625%	11/15/2022	99,039

Total United States Treasury Note (Cost $95,173)				99,039

PREFERRED STOCKS - 5.81%	Shares	Dividend Rate

Consumer Discretionary - 0.59%
Comcast Corp.	3,000	5.000%		77,430
				77,430
Financials - 5.22%
JPMorgan Chase Capital XXIX	3,000	6.700%		76,260
BB&T Corp.	3,500	5.625%		88,515
Public Storage	3,000	6.500%		78,960
Raymond James Financial, Inc.	3,500	6.900%		94,675
State Street Corp.	3,150	6.000%		80,420
The Bank of New York Mellon Corp.	3,500	5.200%		87,605
The Goldman Sachs Group, Inc.	3,500	6.125%		90,720
US Bancorp	3,500	5.150%		85,995
				683,150

Total Preferred Stocks (Cost $742,250)				760,580

COMMON STOCKS - 0.83%	Shares
Health Care - 0.38%
Johnson & Johnson	500			50,300
				50,300

				(Continued)

Crescent Strategic Income Fund

Schedule of Investments - Continued

As of March 31, 2015
	Shares			Value (Note 1)

COMMON STOCKS - Continued

Telecommunications - 0.45%
Verizon Communications, Inc.	1,200			$58,356
				58,356

Total Common Stocks (Cost $102,454)				108,656

EXCHANGE-TRADED PRODUCTS - 1.20%
iShares Mortgage Real Estate Capped ETF	5,000			58,450
SPDR Barclays Short Term High Yield Bond ETF	3,345			97,641

Exchange Traded Products (Cost $171,574)				156,091

SHORT-TERM INVESTMENT - 0.67%
§ Federated Prime Obligations Fund, 0.02%	88,318			88,318

Short-Term Investment (Cost $88,318)				88,318

Total Value of Investments (Cost $13,004,799) - 100.71%				$13,184,141

Liabilities in Excess of Other Assets - (0.71)%				(92,386)

Net Assets - 100.00%				$13,091,755

* Rule 144-A Security	The following acronyms are used in this portfolio:
§ Represents 7 day effective yield	PLC - Public Limited Company (British)
	LLC - Limited Liability Company

	Summary of Investments
		% of Net
		Assets	Value
Corporate Bonds		88.93%	$11,642,965
Federal Agency Obligations		2.51%	328,492
United States Treasury Note		0.76%	99,039
Preferred Stocks		5.81%	760,580
Common Stocks		0.83%	108,656
Exchange-Traded Products		1.20%	156,091
Short-Term Investment		0.67%	88,318
	Liabilities in Excess of Other Assets	-0.71%	(92,386)
Total		100.00%	$13,091,755

See Notes to Financial Statements

Crescent Strategic Income Fund

Statement of Assets and Liabilities

As of March 31, 2015

Assets:
Investments, at value (cost $13,004,799)	$13,184,141
Receivables:
Fund shares sold	49
Dividends and interest	128,769
Due from advisor	6,184
Prepaid expenses
Fund accounting fees	2,735
Registration and filing fees	2,490
Administration fees	1,885
Compliance fees	500

Total assets	13,326,753

Liabilities:
Investments purchased	212,311
Payables:
Distribution payable	2,811
Fund shares repurchased	707
Accrued expenses
Professional fees	14,850
Custody fees	2,185
Insurance fees	1,200
Distribution expenses	350
Shareholder fulfillment expenses	350
Distribution and service fees - Advisor Class Shares	134
Security pricing fees	100

Total liabilities	234,998

Net Assets	$13,091,755

Net Assets Consist of:
Paid in Interest	$12,902,312
Accumulated net realized gain on investments	10,101
Net unrealized appreciation on investments	179,342

Net Assets	$13,091,755

Institutional Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	1,274,011
Net Assets	$12,918,354
Net Asset Value, Offering Price and Redemption Price Per Share (a)	$10.14

Advisor Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	17,106
Net Assets	$173,401
Net Asset Value and Redemption Price Per Share (a)	$10.14
Offering Price Per Share ($10.14 ÷ 96.00%)	$10.56
(a)	The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

Crescent Strategic Income Fund

Statement of Operations

For the Year ended March 31, 2015

Investment Income:
Interest	$269,416
Dividends	56,053

Total Investment Income	325,469

Expenses:
Advisory fees (note 2)	47,209
Fund accounting fees (note 2)	34,349
Transfer agent fees (note 2)	27,000
Professional fees	24,875
Administration fees (note 2)	24,001
Shareholder fulfillment expenses	8,608
Compliance fees (note 2)	7,891
Security pricing fees	7,856
Trustee fees and meeting expenses	7,683
Custody fees (note 2)	6,108
Registration and filing administration fees	4,208
Insurance fees	3,172
Distribution and service fees - Advisor Class Shares (note 3)	1,949
Registration & filing expenses	1,385

Total Expenses	206,294

Expenses reimbursed by advisor (note 2)	(35,742)
Advisory fees waived (note 2)	(47,209)

Net Expenses	123,343

Net Investment Income	202,126

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	25,768
Net change in unrealized appreciation on investments	199,658

Net Realized and Unrealized Gain on Investments	225,426

Net Increase in Net Assets Resulting from Operations	$427,552

See Notes to Financial Statements

Crescent Strategic Income Fund

Statements of Changes in Net Assets

For the Year ended March 31,			2015	2014

Operations:
Net investment income			$202,126	$167,840
Net realized gain from investment transactions			25,768	49,449
Net change in unrealized appreciation (depreciation) on investments			199,658	(196,332)
Net Increase in Net Assets Resulting from Operations			427,552	20,957
Distributions to Shareholders From:
Net investment income
Institutional Class Shares			(193,977)	(157,940)
Advisor Class Shares			(8,711)	(10,566)
Capital Gains
Institutional Class Shares			(30,808)	(37,221)
Advisor Class Shares			(1,988)	(2,955)
Decrease in Net Assets Resulting from Distributions			(235,484)	(208,682)
Beneficial Interest Transactions:
Shares sold			1,677,483	2,927,607
Reinvested dividends and distributions			199,422	178,938
Shares repurchased			(1,923,209)	(1,917,852)
Increase (Decrease) from Beneficial Interest Transactions			(46,304)	1,188,693

Net Increase in Net Assets			145,764	1,000,968
Net Assets:
Beginning of Year			12,945,991	11,945,023
End of Year			$13,091,755	$12,945,991

Undistributed Net Investment Income			$-	$26

	Year Ended		Year Ended
Share Information:	March 31, 2015		March 31, 2014
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	158,715	$1,596,193	272,523	$2,721,592
Reinvested dividends and distributions	18,720	188,723	16,552	165,417
Shares repurchased	(100,521)	(1,015,282)	(174,757)	(1,746,428)
Net Increase	76,914	$769,634	114,318	$1,140,581
Outstanding, Beginning of Year	1,197,097	11,970,939	1,082,779	10,830,358
Outstanding, End of Year	1,274,011	$12,740,573	1,197,097	$11,970,939

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	8,073	$81,290	20,607	$206,015
Reinvested dividends and distributions	1,063	10,699	1,353	13,521
Shares repurchased	(89,988)	(907,927)	(17,114)	(171,424)
Net (Decrease) Increase	(80,852)	$(815,938)	4,846	$48,112
Outstanding, Beginning of Year	97,958	977,678	93,112	929,566
Outstanding, End of Year	17,106	$161,740	97,958	$977,678

See Notes to Financial Statements

Crescent Strategic Income Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended March 31,	2015		2014	2013	2012	(f)

Net Asset Value, Beginning of Period	$10.00		$10.16	$9.96	$10.00

Income (Loss) from Investment Operations
Net investment income	0.15	(g)	0.14	0.11	0.02
Net realized and unrealized gain (loss) on investments	0.16		(0.13)	0.24	(0.04)

Total from Investment Operations	0.31		0.01	0.35	(0.02)

Less Distributions:
From net investment income	(0.15)		(0.14)	(0.11)	(0.02)
From net realized gains from investment transactions	(0.02)		(0.03)	(0.04)	-

Total Distributions	(0.17)		(0.17)	(0.15)	(0.02)

Net Asset Value, End of Period	$10.14		$10.00	$10.16	$9.96

Total Return (c)(d)	3.20%		0.14%	3.52%	(0.24)%	(b)

Net Assets, End of Period (in thousands)	$12,918		$11,968	$10,999	$8,469

Average Net Assets for each Period (in thousands)	$12,711		$11,170	$11,052	$4,002

Ratios of:
Gross Expenses to Average Net Assets (e)	1.52%		1.58%	1.61%	4.40%	(a)
Net Expenses to Average Net Assets (e)	0.90%		0.90%	0.90%	0.89%	(a)
Net Investment Income to Average Net Assets	1.52%		1.41%	1.04%	0.85%	(a)

Portfolio turnover rate	24.54%		28.98%	40.15%	10.14%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the
United States, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 15, 2011 (Date of Initial Public Investment)
to March 31, 2012.
(g) Calculated using the average shares method.

See Notes to Financial Statements					(Continued)

Crescent Strategic Income Fund

Financial Highlights

For a share outstanding during the	Advisor Class Shares
fiscal year or period ended March 31,	2015		2014	2013	2012	(f)

Net Asset Value, Beginning of Period	$9.98		$10.16	$9.96	$10.00

Income (Loss) from Investment Operations
Net investment income	0.12	(h)	0.11	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.18		(0.15)	0.23	(0.05)

Total from Investment Operations	0.30		(0.04)	0.31	(0.04)

Less Distributions:
From net investment income	(0.12)		(0.11)	(0.07)	(0.00)	(g)
From net realized gains from investment transactions	(0.02)		(0.03)	(0.04)	-

Total Distributions	(0.14)		(0.14)	(0.11)	(0.00)	(g)

Net Asset Value, End of Period	$10.14		$9.98	$10.16	$9.96

Total Return (c)(d)	3.06%		(0.32)%	3.21%	(0.39)%	(b)

Net Assets, End of Period (in thousands)	$173		$978	$946	$1,036

Average Net Assets for each Period (in thousands)	$777		$926	$994	$1,145

Ratios of:
Gross Expenses to Average Net Assets (e)	1.75%		1.83%	1.85%	3.79%	(a)
Net Expenses to Average Net Assets (e)	1.15%		1.15%	1.15%	1.04%	(a)
Net Investment Income to Average Net Assets	1.22%		1.15%	0.78%	0.31%	(a)

Portfolio turnover rate	24.54%		28.98%	40.15%	10.14%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the
United States, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 27, 2011 (Date of Initial Public Investment)
to March 31, 2012.
(g) Actual amount is less than $0.01 per share.
(h) Calculated using the average shares method.

See Notes to Financial Statements

Crescent Strategic Income Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Crescent Strategic Income Fund (the "Fund") is a series of the Starboard Investment Trust (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on December 15, 2011. The investment objective of the Fund is total return consistent with preservation of capital.  The Fund seeks to achieve its investment objective by investing at least 65% of the portfolio in bonds rated investment grade or better at all times by a nationally recognized securities rating organization or, if no rating exists, of equivalent quality in the determination of the Advisor.  Subject to the limitations of this restriction, the Fund is also permitted to invest in securities that are below investment-grade, including junk bonds.
The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical, except for differences in ongoing distribution and service fees. The Advisor Class Shares are subject to an initial sales charge fee of 4.00%, redemption fees for certain redemptions within 60 days of the issuance of such shares of 1.00%, and distribution plan fees as described in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
All investments in securities are recorded at their estimated fair value, as described below (Fair Value Measurement).

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Fund's major categories of investments measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock, exchange traded products). Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in level 2.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Corporate bonds.  Debt securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, and maturity.  Most corporate bonds are categorized in level 2 of the fair value hierarchy. However, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government obligations (treasury notes). U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar obligations, broker quotes, yields, bids, offers, and reference data. Certain obligations are valued principally using dealer quotations. U.S. government obligations are categorized in level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. agency obligations (federal agency obligations). U.S. agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt obligations are generally valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to-be-announced (TBA) obligations and mortgage pass-through certificates. TBA obligations and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these obligations are typically categorized in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2015 for the Fund's assets measured at fair value:

Crescent Strategic Income Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Corporate Bonds	$11,642,965	$-	$11,642,965	$-
Federal Agency Obligations	328,492	-	328,492	-
United States Treasury Note	99,039	-	99,039	-
Preferred Stocks	760,580	760,580	-	-
Common Stocks*	108,656	108,656	-	-
Exchange-Traded Products	156,091	156,091	-	-
Short-Term Investment	88,318	88,318	-	-
Total Assets	$13,184,141	$1,113,645	$12,070,496	$-

(a)	Transfers into and out of the Fund occur at the end of each period. The Fund had no transfers into or out of Level 1, 2, or 3 during the year ended March 31, 2015.
             *    Refer to the Schedule of Investments for industry classification.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any), monthly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.35% of the Fund's average daily net assets.  For the year ended March 31, 2015, $47,209 in advisory fees were incurred, and all of the Advisor fees were waived.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% of the average daily net assets of the Fund for the current fiscal year.  Additionally, the Advisor reimbursed the Fund for $35,742 of the expenses incurred.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2015.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided in the following table:

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $100 million	0.020%	$2,750	0.01%	$150 per state
Next $150 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $500 million	0.050%	*Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
Over $1 billion	0.040%

The Fund incurred $24,001 of administration fees for the fiscal year ended March 31, 2015.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Advisor Class Shares may incur certain expenses, which may not exceed 0.25% per annum of the Advisor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Advisor Class or support servicing of shareholder accounts.  For the year ended March 31, 2015, $1,949 in fees were incurred by the Advisor Class Shares.

4.	Purchases and Sales of Investment Securities

For the year ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Year Ended	Purchases of Securities	Proceeds from Sales of Securities
March 31, 2015	$3,603,356	$3,192,467

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

The Fund has reviewed all taxable years / periods that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of March 31, 2015, open taxable years consisted of the taxable years ended March 31, 2012, March 31, 2013, and March 31, 2014. No examination of the Fund's tax returns is currently in progress.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of paydown gains (losses).  For the period ended March 31, 2015, there was a reclassification that decreased capital gains and increased net investment income by $536, respectively.

Distributions during the fiscal year or period ended were characterized for tax purposes as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$ 202,688	$ 182,050
Long-term capital gain	32,796	26,632

At March 31, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$13,004,799

Unrealized Appreciation	$211,972
Unrealized Depreciation	(32,630)
Net Unrealized Appreciation (Depreciation)	179,342
Undistributed Ordinary Income	855
Other Book/Tax Differences	9,246

Distributable Earnings	$189,443

6.  Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  Subsequent Events

GAAP requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

On April 30, 2015, the Fund paid the following per share net investment income distributions related to the period ended April 30, 2015:
	Institutional Class Shares	Advisor Class Shares
Net Investment Income per share	$0.01207	$0.01000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders of Crescent Strategic Income Fund
and the Board of Trustees of Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of the Crescent Strategic Income Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period ended March 31, 2012 have been audited by other auditors, whose report dated May 25, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Crescent Strategic Income Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
                                                                            Philadelphia, Pennsylvania
                                                                            May 29, 2015

Crescent Strategic Income Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended March 31, 2015.

During the fiscal year, the Fund paid a long-term capital gain distribution of $32,796.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and load, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,021.40	$4.54
	$1,000.00	$1,020.44	$4.53
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Advisor Class Shares	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,020.40	$4.34
	$1,000.00	$1,019.20	$4.35
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund's Board of Trustees on April 24, 2014, the Trustees approved the continuation of the Investment Advisory Agreement through last day of July 2015.  In considering whether to approve the Investment Advisory Agreement for another term, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor's finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the quality of the Advisor's investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities), its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations, coordination of services for the Fund among the Fund's service providers, and efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor employs an investment selection process that incorporates top-down macroeconomic analysis to identify potential investment opportunities and determine the appropriate positioning of the portfolio and fundamental analysis to select individual securities for investment.  The Trustees further noted that the Fund's principal executive officer is the President of the Advisor and will serve the Fund without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor's Form ADV and descriptions of the Advisor's business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

In considering the investment performance of the Advisor, the Trustees discussed the Advisor's experience managing investments and reviewed the performance of the Fund.  The Trustees compared the performance of the Fund with the performance of its benchmark indexes, comparable funds with similar investments objectives managed by other investment advisors, and applicable peer group data (e.g. Bloomberg peer group average).  The Trustees noted that the Fund's returns for the year-to-date and one-year periods ended March 31, 2014 were 1.27% and 0.14%, respectively, which outperformed some of the comparable funds and lagged others, but lagged the peer group averages. The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective, policies, and limitations.  After reviewing the investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 0.35%.  The Trustees then reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset levels of the Fund; the Advisor's payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Trustees discussed the Fund's Expense Limitation Agreement, including the nature and scope of the cost allocation for such fees.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from the Fund's trades that may benefit the Advisor's others clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the management fee was higher than some of the comparable funds and lower than others, while the net expense ratio was generally higher than the comparable funds.  The Trustees also determined that the Fund's management fee was comparable to the peer group average, and the net expense ratio was higher than the peer group average.  The Trustees noted that the Fund was much smaller in size than its peer group average.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity for economies of scale.  The Trustees then reviewed the Fund's fee arrangements for breakpoints and other provisions that would allow shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels, and, therefore, did not reflect economies of scale. The Trustees noted that the Fund was relatively small in size and economies of scale were unlikely to be achievable in the near future.  It was pointed out that breakpoints in the advisory fees could be reconsidered in the future.  The Trustees noted that the Fund will benefit from economies of scale under its agreement with the Administrator since it utilized breakpoints.  The Trustees also noted that the Advisor had entered into an Expense Limitation Agreement with the Fund and that the Fund's shareholders would benefit from the agreement until the Fund's assets grew to levels where the Fund expenses fell below the caps set by the agreement.  The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.  Following further discussion of the Fund's projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.05 per share.  After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended March 31, 2015 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
J. Philip Bell Age: 61 P.O. Box 3181 Greenwood, SC 29648	President (Crescent Funds)	Since 10/11	President and Chief Compliance Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 1985.	n/a	n/a
Walter B. Todd III Age: 43 P.O. Box 3181 Greenwood, SC 29648	Treasurer (Crescent Funds)	Since 7/13	Chief Investment Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 2002.	n/a	n/a
Katherine M. Honey Age: 41	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Age: 31	Assistant Treasurer of the Trust	Since 1/14	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Crescent Strategic Income Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Greenwood Capital Associates, LLC
116 South Franklin Street	Greenwood Building, 5th Floor
Post Office Drawer 4365	Post Office Box 3181
Rocky Mount, North Carolina 27803	Greenwood, South Carolina 29648

Toll-Free Telephone:	Toll-Free Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Item 2.                    CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no substantive amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, March 31, 2015, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.                              PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP for March 31, 2014 and March 31, 2015 ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2014	2015
Crescent Large Cap Macro Fund	$11,250	$11,250
Crescent Mid Cap Macro Fund	n/a	n/a
Crescent Strategic Income Fund	$11,250	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2014 and March 31, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2014	2015
Crescent Large Cap Macro Fund	$2,000	$2,000
Crescent Mid Cap Macro Fund	n/a	n/a
Crescent Strategic Income Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended March 31, 2014 and March 31, 2015 were $4,000 and $4,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.                          CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.                          EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/Katherine M. Honey
Date: June 3, 2015	Katherine M. Honey President and Principal Executive Officer The Crescent Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/Katherine M. Honey
Date: June 3, 2015	Katherine M. Honey President and Principal Executive Officer The Crescent Funds

By: (Signature and Title)	/s/Ashley E. Harris
Date: June 3, 2015	Ashley E. Harris Treasurer and Principal Financial Officer The Crescent Funds